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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C.  20549

                                 _______________


                                    FORM 8-K

                                 CURRENT REPORT


     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


                                 _______________


       Date of Report (Date of earliest event reported): OCTOBER 19, 2001



                           BRIGHAM EXPLORATION COMPANY
             (Exact name of registrant as specified in its charter)


             DELAWARE                000-22433             75-2692967
   (State or other jurisdiction     (Commission           (IRS Employer
        of incorporation)           File Number)        Identification No.)



                            6300 BRIDGEPOINT PARKWAY
                             BUILDING TWO, SUITE 500
                              AUSTIN, TEXAS  78730
          (Address, including zip code, of principal executive offices)

       Registrant's telephone number, including area code:  (512) 427-3300


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Item  5.  OTHER  EVENTS.

     On October 19, 2001, the Registrant issued an operational press release announcing success in its South Texas Drilling Program and reaffirmed guidance for the third quarter 2001 financial results. The full text of the press release, other than (a) the first sentence of the third paragraph under the heading "Frio Exploration, Brazoria & Matagorda Counties, Texas", which is set forth in Exhibit 99.1 hereto, is filed and incorporated in this Report as if fully set forth herein.


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Item  7.  FINANCIAL  STATEMENTS  AND  EXHIBITS.

          (c)  Exhibits

                    Item               Exhibit
                    ----               -------

                    99.1*              Operational Press Release dated
                                       October 19, 2001.


_______
*  filed herewith.


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Item  9.  REGULATION  FD  DISCLOSURE

     The  first  sentence  of  the  third  paragraph  under  the  heading  "Frio
Exploration, Brazoria & Matagorda Counties, Texas" of the press release, appearing in Exhibit 99.1 hereto, are not filed but are furnished pursuant to Regulation FD.


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                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                         BRIGHAM EXPLORATION COMPANY



Date: October 19, 2001                   By:  /s/  Curtis F. Harrell
                                              ------------------------
                                              Curtis  F.  Harrell
                                              Chief Financial Officer


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
                                INDEX TO EXHIBITS


          Item  Number               Exhibit
          ------------               -------

          99.1*                      Operational  Press  Release  dated
                                     October  19,  2001.


                                        5
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